UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 4, 2025
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LNZA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	LNZAW	The Nasdaq Stock Market LLC

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01    Regulation FD Disclosure
On March 4, 2025, the Company issued a press release announcing a progress update on the strategic actions being taken to transition the Company from an innovation hub to a profitable enterprise. These actions, along with the intention to spin off LanzaX as recently announced on January 21, 2025, include the evaluation of partnership opportunities for its nutritional protein capabilities referred to as LanzaTech Nutritional Protein (“LNP”). Additionally, the Company is implementing other strategic measures to more cost-effectively scale its business globally.
The Company also announced today that it has rescheduled the date of its previously announced earnings release and conference call. The Company now intends to release its fourth quarter and full-year 2024 earnings results on Monday, March 31, 2025, and host its conference call the same day at 8:30 a.m. Eastern Time. This shift in timing allows the Company to more closely align its quarterly and full-year earnings disclosures with the filing of its Annual Report on Form 10-K.
A copy of the presentation materials is being furnished as Exhibit 99.1.
The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Item 7.01.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	LanzaTech, Inc. Press Release, dated March 04, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 4, 2025

LANZATECH GLOBAL, INC.

By:	/s/ Joseph Blasko
Name:	Joseph Blasko
Title:	General Counsel and Corporate Secretary
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